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                                                                   EXHIBIT 10.37

                               SECURITY AGREEMENT

         This Security Agreement (the "Agreement") is dated as of September 27, 2001, by and among IOS Brands CORPORATION, a Delaware corporation (the "Parent"), Florists' Transworld Delivery, Inc., a Michigan corporation (the "Borrower"), and the other parties executing this Agreement under the heading "Debtors" (the Parent, the Borrower and such other parties, along with any parties who execute and deliver to the Agent (as defined below) an agreement substantially in the form attached hereto as Schedule F, being hereinafter referred to collectively as the "Debtors" and individually as a "Debtor"), each with its mailing address at 3113 Woodcreek Drive, Downers Grove, Illinois 60515, and HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation ("HTSB"), with its mailing address at 111 West Monroe Street, Chicago, Illinois 60603, acting as administrative agent hereunder for the Secured Creditors hereinafter identified and defined (HTSB acting as such administrative agent and any successor or successors to HTSB acting in such capacity being hereinafter referred to as the "Agent").


                             PRELIMINARY STATEMENTS

          A. The Borrower, the other Debtors, and HTSB, individually and as Agent, have entered into a Credit Agreement dated as of September 27, 2001 (such Credit Agreement as the same may be amended or modified from time to time, including amendments and restatements thereof in its entirety, being hereinafter referred to as the "Credit Agreement"), pursuant to which HTSB and such other banks and financial institutions and letter of credit issuers from time to time party to the Credit Agreement (HTSB, in its individual capacity, and such other banks and financial institutions being hereinafter referred to collectively as the "Lenders" and individually as a "Lender" and such letter of credit issuers being hereinafter referred to collectively as the "L/C Issuers" and individually as a "L/C Issuer") have agreed, subject to certain terms and conditions, to extend credit and make certain other financial accommodations available to the Borrower (the Agent, the Lenders, and the L/C Issuers, together with any affiliates of the Lenders party to the Hedging Agreements referred to below, being hereinafter referred to collectively as the "Secured Creditors" and individually as a "Secured Creditor").

          B. The Borrower and the other Debtors may from time to time enter into one or more Hedging Agreements (as such term is defined in the Credit Agreement) with respect to, among other things, interest rate exchange, swap, cap, collar, floor, or other similar agreements and one or more foreign currency contracts, currency swap contracts or other similar agreements with one or more of the Lenders party to the Credit Agreement, or their affiliates, for the purpose of hedging or otherwise protecting against interest rate and foreign currency exposure.

          C. As a condition to extending credit to the Borrower under the Credit Agreement or entering into any Hedging Agreements, the Secured Creditors have required, among other things, that each Debtor grant to the Agent for the benefit of the Secured Creditors a lien on and security interest in the personal property of such Debtor described herein subject to the terms and conditions hereof.

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          D. The Parent owns, directly or indirectly, equity interests in each other Debtor and the Parent and the Borrower provide the other Debtors with financial, management, administrative, and technical support which enables such Debtors to conduct their businesses in an orderly and efficient manner in the ordinary course.

          E. Each Debtor will benefit, directly or indirectly, from credit and other financial accommodations extended by the Secured Creditors to the Borrower.

         NOW, THEREFORE, for good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto hereby agree as follows:

           Section 1. Terms defined in Credit Agreement. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement. The term "Debtor" and "Debtors" as used herein shall mean and include the Debtors collectively and also each individually, with all grants, representations, warranties and covenants of and by the Debtors, or any of them, herein contained to constitute joint and several grants, representations, warranties and covenants of and by the Debtors; provided, however, that unless the context in which the same is used shall otherwise require, any grant, representation, warranty or covenant contained herein related to the Collateral shall be made by each Debtor only with respect to the Collateral owned by it or represented by such Debtor as owned by it.

           Section 2. Grant of Security Interest in the Collateral. (a) Each Debtor hereby grants to the Agent for the benefit of the Secured Creditors a lien on and security interest in, and right of set-off against, and acknowledges and agrees that the Agent has and shall continue to have for the benefit of the Secured Creditors a continuing lien on and security interest in, and right of set-off against, all right, title and interest, whether now owned or existing or hereafter created, acquired or arising, in and to all personal property of each Debtor, including all of the following:

                    (a) Accounts (including Health-Care-Insurance Receivables, if any);

                    (b)  Chattel Paper;

                    (c)  Instruments (including Promissory Notes);

                    (d)  Documents;

                    (e) General Intangibles (including Payment Intangibles and Software);

                    (f)  Letter-of-Credit Rights;

                    (g)  Supporting Obligations;

                    (h)  Deposit Accounts;



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                    (i)  Investment Property (including certificated and
       uncertificated Securities, Securities Accounts, Security Entitlements, Commodity Accounts, and Commodity Contracts);

                    (j)  Inventory;

                    (k) Equipment (including all software, whether or not the same constitutes embedded software, used in the operation thereof);

                    (l)  Fixtures;

                    (m) All rights to merchandise and other Goods (including rights to returned or repossessed Goods and rights of stoppage in transit) which are represented by, arise from, or relate to any of the foregoing;

                    (n) All other personal property and interests in personal property of such Debtor of any kind or description now held by any Secured Creditor or at any time hereafter transferred or delivered to, or coming into the possession, custody, or control of, any Secured Creditor, or any agent or affiliate of any Secured Creditor, whether expressly as collateral security or for any other purpose (whether for safekeeping, custody, collection or otherwise), and all dividends and distributions on or other rights in connection with any such property;

                    (o) All supporting evidence and documents relating to any of the above-described property, including, without limitation, computer programs, disks, tapes and related electronic data processing media, and all rights of such Debtor to retrieve the same from third parties, written applications, credit information, account cards, payment records, correspondence, delivery and installation certificates, invoice copies, delivery receipts, notes, and other evidences of indebtedness, insurance certificates and the like, together with all books of account, ledgers, and cabinets in which the same are reflected or maintained;

                    (p) All Accessions and additions to, and substitutions and replacements of, any and all of the foregoing; and

                    (q) All Proceeds and products of the foregoing, and all insurance of the foregoing and proceeds thereof;

all of the foregoing being herein sometimes referred to as the "Collateral". All capitalized terms which are used in this Agreement which are defined in the Uniform Commercial Code of the State of Illinois as in effect from time to time ("UCC") shall have the same meanings herein as such terms are defined in the UCC, unless this Agreement shall otherwise specifically provide. For purposes of this Agreement, the term "Receivables" means all rights to the payment of a monetary obligation, whether or not earned by performance, and whether evidenced by an Account, Chattel Paper, Instrument, General Intangible, or otherwise.



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           Section 3. Obligations Secured. This Agreement is made and given to secure, and shall secure, the prompt payment and performance when due of (a) any and all indebtedness, obligations and liabilities of the Debtors, and of any of them individually, to the Secured Creditors, and to any of them individually, under or in connection with or evidenced by the Credit Agreement or any other Loan Document, including, without limitation, all obligations evidenced by the Notes of the Borrower heretofore or hereafter issued under the Credit Agreement, all obligations of the Borrower to reimburse the Secured Creditors for the amount of all drawings on all Letters of Credit issued pursuant to the Credit Agreement and all other obligations of the Borrower under all Applications therefor, all obligations of the Debtors, and of any of them individually, arising under or in connection with or otherwise evidenced by Hedging Agreements with any one or more of the Secured Creditors, and all obligations of the Debtors, and of any of them individually, arising under any guaranty issued by it relating to the foregoing or any part thereof, in each case whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy and including all interest accrued after the petition date), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired and (ii) any and all expenses and charges, legal or otherwise, suffered or incurred by the Secured Creditors, and any of them individually, in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby (all of the indebtedness, obligations, liabilities, expenses and charges described above being hereinafter referred to as the "Obligations"). Notwithstanding anything in this Agreement to the contrary, the right of recovery against any Debtor under this Agreement (other than the Parent and the Borrower to which this limitation shall not apply) shall not exceed $1.00 less than the lowest amount which would render such Debtor's obligations under this Agreement void or voidable under applicable law, including fraudulent conveyance law.

         Section 4. Covenants, Agreements, Representations and Warranties. The Debtors hereby covenant and agree with, and represent and warrant to, the Secured Creditors that:

                   (a) Each Debtor is duly organized and validly existing in good standing under the laws of the state of its organization. No Debtor shall change its state of organization without the Agent's prior written consent. Each Debtor is the sole and lawful owner of its Collateral, and has full right, power, and authority to enter into this Agreement and to perform each and all of the matters and things herein provided for. The execution and delivery of this Agreement, and the observance and performance of each of the matters and things herein set forth, will not (i) contravene or constitute (x) a default under any provision of any Debtor's organizational documents or, (y) a default under any provision of law or any judgment, injunction, order or decree binding on any Debtor or any covenant, indenture, or agreement of or affecting any Debtor or any of its property which, in the case of any default described in this clause (y), is reasonably likely to have a Material Adverse Effect, or (ii) result in the creation or imposition of any lien or encumbrance on any property of any Debtor except for the lien and security interest granted to the Agent hereunder.

                   (b) Each Debtor's respective chief executive office is at the location listed under Column 2 on Schedule A attached hereto opposite such Debtor's name; and such



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         Debtor has no other executive offices or places of business other than those listed under Column 3 on Schedule A attached hereto opposite such Debtor's name. The Collateral owned or leased by each Debtor is and shall remain in such Debtor's possession or control at the locations listed under Columns 2 and 3 on Schedule A attached hereto opposite such Debtor's name (collectively for each Debtor, the "Permitted Collateral Locations"), except for (i) Collateral which in the ordinary course of such Debtor's business is in transit between Permitted Collateral Locations, (ii) Collateral aggregating less than $100,000 in fair market value outstanding at any one time, and (iii) Inventory temporarily located in warehouses not owned by the Debtor as described in and pursuant to the conditions of Section 7(d) hereof. If for any reason any Collateral is at any time kept or located at a location other than a Permitted Collateral Location, the Agent shall nevertheless have and retain a lien on and security interest therein. The Debtors own and shall at all times own all Permitted Collateral Locations, except to the extent otherwise disclosed under Columns 2 and 3 on Schedule A. No Debtor shall move its chief executive office or maintain a place of business at a location other than those specified under Columns 2 or 3 on Schedule A or permit any Collateral to be located at a location other than a Permitted Collateral Location, in each case without first providing the Agent at least 30 days' prior written notice of the Debtor's intent to do so; provided that each Debtor shall at all times maintain its chief executive office, places of business, and Permitted Collateral Locations in the United States of America and, with respect to any new chief executive office or place of business or location of Collateral, such Debtor shall have taken all action reasonably requested by the Agent to maintain the lien and security interest of the Agent in the Collateral at all times fully perfected and in full force and effect.

                   (c) Each Debtor's legal name, state of organization and organizational number (if any) are correctly set forth under Column 1 on Schedule A of this Agreement. No Debtor has transacted business at any time during the immediately preceding five-year period, and does not currently transact business, under any other legal names or trade names other than the prior legal names and trade names (if any) set forth on Schedule B attached hereto. No Debtor shall change its legal name or transact business under any other trade name without first giving 30 days' prior written notice of its intent to do so to the Agent.

                   (d) The Collateral and every part thereof is and shall be free and clear of all security interests, liens (including, without limitation, mechanics', laborers' and statutory liens), attachments, levies and encumbrances of every kind, nature and description and whether voluntary or involuntary, except for the lien and security interest of the Agent therein and other Liens permitted by Section 8.8 of the Credit Agreement. Each Debtor shall warrant and defend the Collateral against any material claims and demands of all persons at any time claiming the same or any interest in the Collateral adverse to any of the Secured Creditors.

                   (e) Each Debtor shall promptly pay when due all taxes, assessments and governmental charges and levies upon or against it or its Collateral, in accordance with the provisions of the Credit Agreement.


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                   (f) Each Debtor agrees it shall not waste or destroy the
         Collateral or any part thereof and shall not be negligent in the care or use of any Collateral. Each Debtor agrees it will not use, manufacture, sell or distribute any Collateral in violation of any statute, ordinance or other governmental requirement. Each Debtor will perform in all material respects its obligations under any contract or other agreement constituting part of the Collateral, it being understood and agreed that the Secured Creditors have no responsibility to perform such obligations.

                   (g) Subject to Sections 5(d), 6(a), 7(b), 7(c), and 8(c) hereof and the terms of the Credit Agreement (including, without limitation, Section 8.10 thereof), each Debtor agrees it will not, without the Agent's prior written consent, sell, assign, mortgage, lease, or otherwise dispose of the Collateral or any interest therein.

                   (h) Each Debtor shall insure its Collateral consisting of tangible personal property against such risks and hazards as other companies similarly situated insure against, and including in any event loss or damage by fire, theft, burglary, pilferage, and loss in transit, in amounts and under policies containing loss payable clauses to the Agent as its interest may appear (and, if the Agent requests, naming the Agent as additional insureds therein) by insurers reasonably acceptable to the Agent. All premiums on such insurance shall be paid by the Debtors and the policies of such insurance (or certificates therefor) delivered to the Agent. All insurance required hereby shall provide that any loss shall be payable notwithstanding any act or negligence of the relevant Debtor, shall provide that no cancellation thereof shall be effective until at least 30 days after receipt by the relevant Debtor and the Agent of written notice thereof, and shall be reasonably satisfactory to the Agent in all other respects. In case of any material loss, damage to or destruction of the Collateral or any part thereof, the relevant Debtor shall promptly give written notice thereof to the Agent generally describing the nature and extent of such damage or destruction. In case of any loss, damage to or destruction of the Collateral or any part thereof, the relevant Debtor, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for that purpose, at such Debtor's cost and expense, will promptly repair or replace the Collateral so lost, damaged or destroyed, except to the extent such Collateral is not necessary to the conduct of such Debtor's business in the ordinary course. In the event any Debtor shall receive any proceeds of such insurance, such Debtor shall immediately pay over such proceeds of insurance to the Agent which will thereafter be applied to the reduction of the Obligations (whether or not then due) or held as collateral security therefor, as the Agent may then determine or as otherwise provided for in the Credit Agreement; provided, however, that the Agent agrees to release such insurance proceeds to the relevant Debtor for replacement or restoration of the portion of the Collateral lost, damaged, or destroyed if, but only if, (i) at the time of release no Default or Event of Default exists, (ii) written application for such release is received by the Agent from the relevant Debtor within 30 days of the receipt of such proceeds, and (iii) the Agent has received evidence reasonably satisfactory to it that the collateral lost, damaged, or destroyed has been or will be replaced or restored to its condition immediately prior to the loss, destruction, or other event giving rise to the payment of such insurance proceeds. Each Debtor hereby authorizes the Agent, at the Agent's option, to adjust, compromise and settle any losses



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         under any insurance afforded at any time after the occurrence and during the continuation of any Default or Event of Default, and such Debtor does hereby irrevocably constitute the Agent, its officers, agents and attorneys, as such Debtor's attorneys-in-fact, with full power and authority after the occurrence and during the continuation of any Default or Event of Default to effect such adjustment, compromise and/or settlement and to endorse any drafts drawn by an insurer of the Collateral or any part thereof and to do everything necessary to carry out such purposes and to receive and receipt for any unearned premiums due under policies of such insurance. Unless the Agent elects to adjust, compromise or settle losses as aforesaid, any adjustment, compromise and/or settlement of any losses under any insurance shall be made by the relevant Debtor subject to final approval of the Agent (regardless of whether or not an Event of Default shall have occurred) in the case of losses exceeding $100,000. All insurance proceeds shall be subject to the lien and security interest of the Agent hereunder.

                  UNLESS THE DEBTORS PROVIDE THE AGENT WITH EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY THIS AGREEMENT, THE AGENT MAY PURCHASE INSURANCE AT THE DEBTORS' EXPENSE TO PROTECT THE AGENT'S INTERESTS IN THE COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT ANY DEBTOR'S INTERESTS IN THE COLLATERAL. THE COVERAGE PURCHASED BY THE AGENT MAY NOT PAY ANY CLAIMS THAT ANY DEBTOR MAKES OR ANY CLAIM THAT IS MADE AGAINST SUCH DEBTOR IN CONNECTION WITH THE COLLATERAL. THE DEBTORS MAY LATER CANCEL ANY SUCH INSURANCE PURCHASED BY THE AGENT, BUT ONLY AFTER PROVIDING THE AGENT WITH EVIDENCE THAT THE DEBTORS HAVE OBTAINED INSURANCE AS REQUIRED BY THIS AGREEMENT. IF THE AGENT PURCHASES INSURANCE FOR THE COLLATERAL, THE DEBTORS WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING INTEREST AND ANY OTHER CHARGES THAT THE AGENT MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO THE OBLIGATIONS SECURED HEREBY. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE THE DEBTORS MAY BE ABLE TO OBTAIN ON THEIR OWN.

                   (i) Each Debtor will at all times allow the Secured Creditors and their respective representatives free access to and right of inspection of the Collateral at such reasonable times and intervals as the Agent or any other Secured Creditor may reasonably designate and, in the absence of any existing Default or Event of Default, with reasonable prior written notice to the relevant Debtor.

                   (j) If any Collateral is in the possession or control of any agents or processors of a Debtor and the Agent so requests, such Debtor agrees to notify such agents or processors in writing of the Agent's security interest therein and instruct them to hold all such Collateral for the Agent's account and subject to the Agent's instructions. Each Debtor will, upon the request of the Agent, authorize and instruct all bailees and any other parties, if any, at any time processing, labeling, packaging, holding, storing, shipping or transferring all or any part of the Collateral to permit the Secured Creditors and their respective representatives to examine and inspect any of the Collateral then in such




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         party's possession and to verify from such party's own books and records any information concerning the Collateral or any part thereof which the Secured Creditors or their respective representatives may seek to verify. As to any premises not owned by a Debtor wherein any of the Collateral is located, if any, such Debtor shall, upon the Agent's request, cause each party having any right, title or interest in, or lien on, any of such premises to enter into an agreement (any such agreement to contain a legal description of such premises) whereby such party disclaims any right, title and interest in, and lien on, the Collateral, allows the removal of such Collateral by the Agent or its agents or representatives, and otherwise is in form and substance reasonably acceptable to the Agent.

                   (k) Upon the Agent's request, each Debtor agrees from time to time to deliver to the Agent such evidence of the existence, identity and location of its Collateral and of its availability as collateral security pursuant hereto (including, without limitation, schedules describing all Receivables created or acquired by such Debtor, copies of customer invoices or the equivalent and original shipping or delivery receipts for all merchandise and other goods sold or leased or services rendered by it, together with such Debtor's warranty of the genuineness thereof, and reports stating the book value of its Inventory and Equipment by major category and location), in each case the Agent may reasonably request. The Agent shall have the right to verify all or any part of the Collateral in any manner, and through any medium, which the Agent considers appropriate and reasonable, and each Debtor agrees to furnish all assistance and information, and perform any acts, which the Agent may reasonably require in connection therewith.

                   (l) Each Debtor will comply in all material respects with the terms and conditions of any and all leases, easements, right-of-way agreements and other agreements binding upon such Debtor or affecting the Collateral, in each case which cover the premises wherein the Collateral is located, and any orders, ordinances, laws or statutes of any city, state or other governmental entity, department or agency having jurisdiction with respect to such premises or the conduct of business thereon.

                   (m) Schedule C (or, in the case of trade names, Schedule B) attached hereto contains a true, complete, and current listing of all copyrights, copyright applications, trademarks, trademark applications, tradenames, patents, patent rights or licenses, patent applications and other intellectual property rights owned by each of the Debtors that are registered with any governmental authority. The Debtors shall promptly notify the Agent in writing of any additional intellectual property rights acquired or arising after the date hereof, and shall submit to the Agent a supplement to Schedule C to reflect such additional rights (provided any Debtor's failure to do so shall not impair the Agent's security interest therein). Each Debtor owns or possesses rights to use all franchises, licenses, copyrights, copyright applications, patents, patent rights or licenses, patent applications, trademarks, trademark rights, trade names, trade name rights, copyrights and rights with respect to the foregoing which are required to conduct its business. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights, and the Debtors are not liable to any person

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         for infringement under applicable law with respect to any such rights as a result of its business operations.

                   (n) Each Debtor agrees to execute and deliver to the Agent such further agreements, assignments, instruments and documents, and to do all such other things, as the Agent may reasonably deem necessary or appropriate to assure the Agent its lien and security interest hereunder, including without limitation, (i) executing such financing statements or other instruments and documents as the Agent may from time to time reasonably require to comply with the UCC and any other applicable law, (ii) executing such patent, trademark, and copyright agreements as the Agent may from time to time reasonably require to comply with the filing requirements of the United States Patent and Trademark Office and the United States Copyright Office, (iii) executing such control agreements with respect to all Deposit Accounts, Securities Accounts, Letter-of-Credit Rights, and electronic Chattel Paper, and to use commercially reasonable efforts to cause the relevant depository institutions, financial intermediaries, and letter of credit issuers to execute and deliver such control agreements, as the Agent may from time to time reasonably require, and (iv) after the occurrence of an Event of Default, assigning to the Agent its rights under any surety bonds or instruments of which it is the beneficiary and delivering the same to the Agent. Each Debtor hereby agrees that a carbon, photographic, or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Agent without notice thereof to such Debtor wherever the Agent in its sole discretion desires to file the same. Each Debtor hereby authorizes the Agent to file any and all financing statements covering the Collateral or any part thereof as the Agent may require, including financing statements describing the Collateral as "all assets" or "all personal property" or words of like meaning. The Agent may order such lien searches from time to time against each Debtor and the Collateral as the Agent reasonably determines are necessary or advisable to protect the perfection and priority of its security interest in the Collateral, and the Debtor shall promptly reimburse the Agent for all reasonable costs and expenses incurred in connection with such lien searches. In the event for any reason the law of any jurisdiction other than Illinois becomes or is applicable to the Collateral or any part thereof, or to any of the Obligations, each Debtor agrees to execute and deliver all such instruments and documents and to do all such other things as the Agent deems necessary or appropriate to preserve, protect and enforce the security interest of the Agent under the law of such other jurisdiction.

                   (o) If any Debtor fails to perform any of the covenants and agreements herein contained, the Agent may, at its option, and upon prior notice to such Debtor (unless the Agent reasonably determines that payment or performance without such notice is necessary to protect, preserve or perfect its interests in the relevant Collateral), perform the same and in so doing may expend such sums as the Agent reasonably deems advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, liens and encumbrances, expenditures made in defending against any adverse claims, and all other expenditures which the Agent may be compelled to make by operation of law or which the Agent may make by agreement or otherwise for the protection of the security hereof. All such sums and amounts so expended shall be repayable by such Debtor immediately upon demand, shall constitute additional Obligations secured hereunder, and shall bear interest from the date said amounts are expended at the rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days elapsed) determined by adding 2% to the Base Rate from time to time in effect plus the Applicable Margin for Base Rate Loans under the Revolving Credit, with any change in such rate per annum as so determined by reason of a change in such Base Rate to be effective on the date of such change in said Base Rate (such rate per annum as so determined being hereinafter referred to as the "Default Rate"). No such performance of any covenant or agreement by the Agent on behalf of a Debtor, and no such advancement or expenditure therefor, shall relieve any Debtor of any default under the terms of this Agreement or in any way obligate any Secured Creditor to take any further or future action with respect thereto. The Agent in making any payment hereby authorized may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim. The Agent in performing any act hereunder shall be the sole judge of whether the relevant Debtor is required to perform the same under the terms of this Agreement. The Agent is hereby authorized to charge any depository or other account of any Debtor maintained with any Secured Creditor for the amount of such sums and amounts so expended.

         Section 5. Special Provisions Re: Receivables. (a) As of the time any Receivable becomes subject to the security interest provided for hereby and at all times thereafter, each Debtor shall be deemed to have warranted as to each Receivable that all warranties of such Debtor set forth in this Agreement are true and correct with respect to such Receivable; that each Receivable and all papers and documents relating thereto are genuine and in all respects what they purport to be; that each Receivable is valid and subsisting; and, except as disclosed to the Agent in writing, that no surety bond was required of the Debtor or given by the Debtor in connection with such Receivable or the contracts or purchase orders out of which the same arose.

         (b) To the extent any Receivable or other item of Collateral is evidenced by an Instrument or tangible Chattel Paper, each Debtor shall cause such Instrument or tangible Chattel Paper to be pledged and delivered to the Agent; provided, however, that, prior to the existence of a Default or Event of Default and thereafter until otherwise required by the Agent, a Debtor shall not be required to deliver any such Instrument or tangible Chattel Paper if and only so long as the aggregate unpaid principal balance of all such Instruments and tangible Chattel Paper held by the Debtors and not delivered to the Agent under the Collateral Documents is less than $1,000,000 at any one time outstanding. Unless delivered to the Agent or its agent, all tangible Chattel Paper and Instruments shall contain a legend acceptable to the Agent indicating that such Chattel Paper or Instrument is subject to the security interest of the Agent contemplated by this Agreement.

         (c) If any Receivable arises out of a contract with the United States of America or any of its departments, agencies or instrumentalities, the relevant Debtor agrees to, at the request of the Agent, execute whatever instruments and documents are required by the Agent in order that such Receivable shall be assigned to the Agent and that proper notice of such assignment shall be given under the federal Assignment of Claims Act (or any successor statute) or any similar statute relating to the assignment of such Receivables.

         (d) Unless and until an Event of Default occurs, any merchandise or other goods which are returned by a customer or account debtor or otherwise recovered may be resold by a Debtor in the ordinary course of its business as presently conducted in accordance with Section 7(b) hereof; and, during the existence of any Event of Default, such merchandise and other goods shall be set aside at the request of the Agent and held by the relevant Debtor as trustee for the Secured Creditors and shall remain part of the Secured Creditors' Collateral. Unless and until an Event of Default occurs, the Debtors may settle and adjust disputes and claims with its customers and account debtors, handle returns and recoveries, and grant discounts, credits, and allowances in the ordinary course of its business as presently conducted for amounts and on terms which the relevant Debtor in good faith considers advisable; and, during the existence of any Event of Default, at the Agent's request, the Debtors shall notify the Agent promptly of all returns and recoveries and, on the Agent's request, deliver any such merchandise or other goods to the Agent. During the existence of any Event of Default, at the Agent's request, the Debtors shall also notify the Agent promptly of all material disputes and claims and settle or adjust them at no expense to the Agent, but no discount, credit, or allowance other than on normal trade terms in the ordinary course of business as presently conducted shall be granted to any customer or account debtor and no returns of merchandise or other goods shall be accepted by any Debtor without the Agent's consent. The Agent may, at all times during the existence of any Event of Default, settle or adjust disputes and claims directly with customers or account debtors for amounts and upon terms which the Agent reasonably considers advisable.

         Section 6. Collection of Receivables. (a) Except as otherwise provided in this Agreement, each Debtor shall make collection of all of its Receivables and may use the same to carry on its business in accordance with ordinary and customary business practice and otherwise subject to the terms hereof.

         (b) Upon the occurrence of any Default or Event of Default, whether or not the Agent has exercised any or all of its rights under other provisions of this Section 6, in the event the Agent reasonably requests any Debtor to do so:

                   (i) all Instruments and Chattel Paper at any time constituting part of the Receivables (including any postdated checks) shall, upon receipt by such Debtor, be immediately endorsed to and deposited with Agent; and/or

                  (ii) such Debtor shall instruct all customers and account debtors to remit all payments in respect of Receivables or any other Collateral to a lockbox or lockboxes under the sole custody and control of the Agent and which are maintained at one or more post offices selected by the Agent.

         (c) Upon the occurrence and during the continuation of any Default or Event of Default hereunder, whether or not the Agent has exercised any or all of its rights under the other provisions of this Section 6, the Agent or its designee may notify the relevant Debtor's customers and account debtors at any time that Receivables have been assigned to the Agent or of the Agent's security interest therein, and either in its own name, or such Debtor's name, or both, demand, collect (including, without limitation, through a lockbox analogous to that described in Section 6(b)(ii) hereof), receive, receipt for, sue for, compound and give acquittance for any or all amounts due or to become due on Receivables, and in the Agent's discretion file any claim or take any other action or proceeding which the Agent may reasonably deem necessary or appropriate to protect and realize upon the security interest of the Agent in the Receivables or any other Collateral.

         (d) Any proceeds of Receivables or other Collateral transmitted to or otherwise received by the Agent pursuant to any of the provisions of Sections 6(b) or 6(c) hereof may be handled and administered by the Agent in and through a remittance account or accounts maintained at the Agent or by the Agent at a commercial bank or banks selected by the Agent (collectively the "Depositary Banks" and individually a "Depositary Bank"), and each Debtor acknowledges that the maintenance of such remittance accounts by the Agent is solely for the Agent's convenience and that the Debtors do not have any right, title or interest in such remittance accounts or any amounts at any time standing to the credit thereof. The Agent may, after the occurrence and during the continuation of any Default or Event of Default, apply all or any part of any proceeds of Receivables or other Collateral received by it from any source to the payment of the Obligations (whether or not then due and payable), such applications to be made in such amounts, in such manner and order and at such intervals as the Agent may from time to time in its discretion determine, but not less often than once each week. The Agent need not apply or give credit for any item included in proceeds of Receivables or other Collateral until the Depositary Bank has received final payment therefor at its office in cash or final solvent credits current at the site of deposit acceptable to the Agent and the Depositary Bank as such. However, if the Agent does permit credit to be given for any item prior to a Depositary Bank receiving final payment therefor and such Depositary Bank fails to receive such final payment or an item is charged back to the Agent or any Depositary Bank for any reason, the Agent may at its election in either instance charge the amount of such item back against any such remittance accounts or any depository account of any Debtor maintained with any Secured Creditor, together with interest thereon at the Default Rate. Concurrently with each transmission of any proceeds of Receivables or other Collateral to any such remittance account, upon the Agent's request, the relevant Debtor shall furnish the Agent with a report in such form as Agent shall reasonably require identifying the particular Receivable or such other Collateral from which the same arises or relates. Unless and until a Default or an Event of Default shall have occurred and be continuing, the Agent will release proceeds of Collateral which the Agent has not applied to the Obligations as provided above from the remittance account from time to time promptly after receipt thereof. Each Debtor hereby indemnifies the Secured Creditors from and against all liabilities, damages, losses, actions, claims, judgments, and all reasonable costs, expenses, charges and attorneys' fees suffered or incurred by any Secured Creditor because of the maintenance of the foregoing arrangements; provided, however, that no Debtor shall be required to indemnify any Secured Creditor for any of the foregoing to the extent they arise solely from the gross negligence or willful misconduct of the person seeking to be indemnified. The Secured Creditors shall have no liability or responsibility to any Debtor for the Agent or any other Depositary Bank accepting any check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement whatsoever or be responsible for determining the correctness of any remittance.

         Section 7. Special Provisions Re: Inventory and Equipment. (a) Each Debtor shall at its own cost and expense maintain, keep and preserve its Inventory in good and merchantable condition and keep and preserve its Equipment in good repair, working order and condition, ordinary wear and tear excepted, and, without limiting the foregoing, make all necessary and proper repairs, replacements and additions to its Equipment so that the efficiency thereof shall be fully preserved and maintained.

         (b) Each Debtor may, until an Event of Default has occurred and is continuing and thereafter until otherwise notified by the Agent, use, consume, sell and lease the Inventory in the ordinary course of its business, provided that any transfer or sale of Inventory in satisfaction, partial or complete, of a debt owing by such Debtor shall be made for fair market value.

         (c) Each Debtor may, until an Event of Default has occurred and is continuing and thereafter until otherwise notified by the Agent, sell Equipment to the extent permitted by Section 8.10 of the Credit Agreement.

         (d) As of the time any Inventory or Equipment of a Debtor becomes subject to the security interest provided for hereby and at all times thereafter, such Debtor shall be deemed to have warranted as to any and all of such Inventory and Equipment that all warranties of such Debtor set forth in this Agreement are true and correct with respect to such Inventory and Equipment; that all of such Inventory and Equipment is located at a location set forth pursuant to Section 3(b) hereof, other than any Inventory with an aggregate fair market value not to exceed $2,000,000 at any time which is temporarily located in warehouses not owned by a Debtor. Each Debtor warrants and agrees that none of its Inventory is or will be consigned to any other person or entity without the Agent's prior written consent.

         (e) Upon the Agent's request, each Debtor shall at its own cost and expense cause the lien of the Agent in and to any portion of its Collateral subject to a certificate of title law to be duly noted on such certificate of title or to be otherwise filed in such manner as is prescribed by law in order to perfect such lien and will cause all such certificates of title and evidences of lien to be deposited with the Agent.

         (f) Except for Equipment from time to time located on the real estate described on Schedule D attached hereto or as otherwise hereafter disclosed to the Secured Creditors in writing, none of the Equipment is or will be attached to real estate in such a manner that the same may become a fixture.

         (g) If any of the Inventory is at any time evidenced by a document of title, such document shall be promptly delivered by the relevant Debtor to the Agent.

         Section 8. Special Provisions Re: Investment Property and Deposits. (a) Unless and until an Event of Default has occurred and is continuing and thereafter until notified to the contrary by the Agent pursuant to Section 10(d) hereof:

                   (i) each Debtor shall be entitled to exercise all voting and/or consensual powers pertaining to its Investment Property or any part thereof, for all purposes not inconsistent with the terms of this Agreement, the Credit Agreement or any other document evidencing or otherwise relating to any Obligations; and

                  (ii) each Debtor shall be entitled to receive and retain all cash dividends paid upon or in respect of its Investment Property.

         (b) All Investment Property maintained by each Debtor (including all securities, certificated or uncertificated, securities accounts, and commodity accounts) as of the date hereof is listed and identified on Schedule E attached hereto and made a part hereof. Each Debtor shall promptly notify the Agent of any other Investment Property acquired or maintained by such Debtor after the date hereof, and shall submit to the Agent a supplement to Schedule E to reflect such additional rights (provided any Debtor's failure to do so shall not impair the Agent's security interest therein). Certificates for all certificated securities now or at any time constituting Investment Property and part of the Collateral hereunder shall be promptly delivered by the relevant Debtor to the Agent duly endorsed in blank for transfer or accompanied by an appropriate assignment or assignments or an appropriate undated stock power or powers, in every case sufficient to transfer title thereto, including, without limitation, all stock received in respect of a stock dividend or resulting from a split-up, revision or reclassification of the Investment Property or any part thereof or received in addition to, in substitution of or in exchange for the Investment Property or any part thereof as a result of a merger, consolidation or otherwise. With respect to any uncertificated securities or any Investment Property held by a securities intermediary, commodity intermediary, or other financial intermediary of any kind, at the Agent's request, the relevant Debtor shall execute and deliver, and shall cause any such issuer or intermediary to execute and deliver, an agreement among such Debtor, the Agent, and such issuer or intermediary in form and substance satisfactory to the Agent which provides, among other things, for the issuer's or intermediary's agreement that it will comply with such entitlement orders, and apply any value distributed on account of any Investment Property, as directed by the Agent without further consent by such Debtor. The Agent may, at any time after the occurrence and during the continuation of an Event of Default at any time when the Obligations are, or have been declared to be, due and payable in full, cause to be transferred into its name or the name of its nominee or nominees any and all of the Investment Property hereunder.

         (c) Unless and until a Default or an Event of Default has occurred and is continuing, the Debtors may sell or otherwise dispose of any of its Investment Property to the extent permitted by the Credit Agreement, provided that, except to the extent permitted by the Credit Agreement, no Debtor shall sell or otherwise dispose of any capital stock or other equity interest in any direct or indirect Subsidiary without the prior written consent of the Agent. After the occurrence and during the continuation of any Default or Event of Default, no Debtor shall sell all or any part of the Investment Property without the prior written consent of the Agent.

         (d) Each Debtor represents that on the date of this Agreement, none of its Investment Property consists of margin stock (as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System) except to the extent such Debtor has delivered to the Agent a duly executed and completed Form U-1 with respect to such stock. If at any time the Investment Property or any part thereof consists of margin stock, the relevant Debtor shall promptly so notify the Agent and deliver to the Agent a duly executed and completed Form U-1 and such other instruments and documents reasonably requested by the Agent in form and substance satisfactory to the Agent.

         (e) Notwithstanding anything to the contrary contained herein, in the event any Investment Property is subject to the terms of a separate security agreement in favor of the Agent, the terms of such separate security agreement shall govern and control unless otherwise agreed to in writing by the Agent.

         (f) All Deposit Accounts maintained by each Debtor on the date hereof are listed and identified (by account number and depository institution) on Schedule E attached hereto and made a part hereof. Each Debtor shall promptly notify the Agent of any other Deposit Account opened or maintained by such Debtor after the date hereof, and shall submit to the Agent a supplement to Schedule E to reflect such additional accounts (provided such Debtor's failure to do so shall not impair the Agent's security interest therein). With respect to any Deposit Account maintained by a depository institution other than the Agent, and as a condition to the establishment and maintenance of any such Deposit Account, except as otherwise permitted by the Credit Agreement, such Debtor, the depository institution, and the Agent shall execute and deliver an account control agreement in form and substance satisfactory to the Agent which provides, among other things, for the depository institution's agreement that it will comply with instructions originated by the Agent directing the disposition of the funds in the Deposit Account without further consent by such Debtor.

         Section 9. Power of Attorney. In addition to any other powers of attorney contained herein, each Debtor hereby appoints the Agent, its nominee, or any other person whom the Agent may designate as such Debtor's attorney-in-fact, with full power during the existence of any Default or Event of Default to sign such Debtor's name on verifications of Receivables and other Collateral; to send requests for verification of Collateral to such Debtor's customers, account debtors and other obligors; to endorse such Debtor's name on any checks, notes, acceptances, money orders, drafts and any other forms of payment or security that may come into the Agent's possession; to endorse the Collateral in blank or to the order of the Agent or its nominee; to sign such Debtor's name on any invoice or bill of lading relating to any Collateral, on claims to enforce collection of any Collateral, on notices to and drafts against customers and account debtors and other obligors, on schedules and assignments of Collateral, on notices of assignment and on public records; to notify the post office authorities to change the address for delivery of such Debtor's mail to an address designated by the Agent; to receive, open and dispose of all mail addressed to such Debtor; and to do all things necessary to carry out this Agreement. Each Debtor hereby ratifies and approves all acts of any such attorney and agrees that neither the Agent nor any such attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than such person's gross negligence or willful misconduct. The Agent may file one or more financing statements and/or effective financing statements disclosing its security interest in any or all of the Collateral without any Debtor's signature appearing thereon, and each Debtor also hereby grants the Agent a power of attorney to execute any such financing statements and/or effective financing statements, or amendments and supplements to financing statements and/or effective financing statements to perfect and preserve the security interests granted or purported to be granted hereby, on behalf of such Debtor without notice thereof to any Debtor. The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Obligations have been fully paid and satisfied and the commitments of the Lenders to extend credit to or for the account of the Borrower under the Credit Agreement have expired or otherwise terminated; provided, however, that the Agent agrees, as a covenant to the

Debtors, not to exercise the powers of attorney set forth in this Section unless an Event of Default exists.

         Section 10. Defaults and Remedies. (a) The occurrence of any event or the existence of any condition which is specified as an "Event of Default" under the Credit Agreement shall constitute an "Event of Default" hereunder.

         (b) Upon the occurrence and during the continuation of any Event of Default, the Agent shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the UCC in all relevant jurisdictions, and further the Agent may, without demand and, to the extent permitted by applicable law, without advertisement, notice, hearing or process of law, all of which each Debtor hereby waives to the extent permitted by applicable law, at any time or times, sell and deliver any or all Collateral held by or for it at public or private sale, at any securities exchange or broker's board or at any Secured Creditor's office or elsewhere, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion. Upon the occurrence and during the continuation of any Event of Default, in addition to any other right or remedies set forth herein or by applicable law, the Agent may by written demand direct any securities intermediary, commodities intermediary, or other financial intermediary at any time holding any Investment Property, or any issuer thereof, to deliver such Collateral, or any part thereof, to the Agent and/or liquidate such Collateral, or any part thereof, and deliver the proceeds thereof to the Agent. In the exercise of any such remedies, the Agent may sell the Collateral as a unit even though the sales price thereof may be in excess of the amount remaining unpaid on the Obligations. Also, if less than all the Collateral is sold, the Agent shall have no duty to marshal or apportion the part of the Collateral so sold as between the Debtors, or any of them, but may sell and deliver any or all of the Collateral without regard to which of the Debtors are the owners thereof. In addition to all other sums due any Secured Creditor hereunder, each Debtor shall pay the Secured Creditors all costs and expenses incurred by the Secured Creditors, including reasonable attorneys' fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or the Obligations or in the prosecution or defense of any action or proceeding by or against any Secured Creditor or any Debtor concerning any matter arising out of or connected with this Agreement or the Collateral or the Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code (or any successor statute). Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Debtors in accordance with Section 15(b) hereof at least 10 days before the time of sale or other event giving rise to the requirement of such notice; provided, however, no notification need be given to a Debtor if such Debtor has signed, after an Event of Default hereunder has occurred, a statement renouncing any right to notification of sale or other intended disposition. The Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. Any Secured Creditor may be the purchaser at any such sale. Each Debtor hereby waives all of its rights of redemption from any such sale to the extent permitted by applicable law. The Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Agent may further postpone such sale by announcement made at such time and place. The Agent has no obligation to prepare the Collateral for sale. The Agent may sell or otherwise dispose of the Collateral without giving any warranties as to the Collateral or any part thereof, including disclaimers of any warranties of title or the like, and each Debtor acknowledges and agrees that the absence of such warranties shall not render the disposition commercially unreasonable.

         (c) Without in any way limiting the foregoing, upon the occurrence and during the continuation of any Event of Default hereunder, the Agent shall have the right, in addition to all other rights provided herein or by law, to take physical possession of any and all of the Collateral and anything found therein, the right for that purpose to enter without legal process any premises where the Collateral may be found (provided such entry be done lawfully), and the right to maintain such possession on the relevant Debtor's premises (each Debtor hereby agreeing, to the extent it may lawfully do so, to lease such premises without cost or expense to the Agent or its designee if the Agent so requests) or to remove the Collateral or any part thereof to such other places as the Agent may desire. Upon the occurrence and during the continuation of any Event of Default hereunder, the Agent shall have the right to exercise any and all rights with respect to all Deposit Accounts of each Debtor, including, without limitation, the right to direct the disposition of the funds in each Deposit Account and to collect, withdraw and receive all amounts due or to become due or payable under each such Deposit Account. Upon the occurrence and during the continuation of any Event of Default hereunder, each Debtor shall, upon the Agent's demand, promptly assemble the Collateral and make it available to the Agent at a place reasonably designated by the Agent. If the Agent exercises its right to take possession of the Collateral, each Debtor shall also at its expense perform any and all other steps requested by the Agent to preserve and protect the security interest hereby granted in the Collateral, such as placing and maintaining signs indicating the security interest of the Agent, appointing overseers for the Collateral and maintaining Collateral records.

         (d) Without in any way limiting the foregoing, upon the occurrence and during the continuation of any Event of Default, all rights of a Debtor to exercise the voting and/or consensual powers which it is entitled to exercise pursuant to Section 8(a)(i) hereof and/or to receive and retain the distributions which it is entitled to receive and retain pursuant to Section 8(a)(ii) hereof, shall, at the option of the Agent, cease and thereupon become vested in the Agent, which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to exercise all voting and other consensual powers pertaining to the Investment Property (including, without limitation, the right to deliver notice of control with respect to any Investment Property held in a securities account or commodity account and deliver all entitlement orders with respect thereto) and/or to receive and retain the distributions which such Debtor would otherwise have been authorized to retain pursuant to Section 8(a)(ii) hereof and shall then be entitled solely and exclusively to exercise any and all rights of conversion, exchange or subscription or any other rights, privileges or options pertaining to any Investment Property as if the Agent were the absolute owner thereof including, without limitation, the rights to exchange, at its discretion, any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other readjustment of the respective issuer thereof or upon the exercise by or on behalf of any such issuer or the Agent of any right, privilege or option pertaining to any Investment Property and, in connection therewith, to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine.

In the event the Agent in good faith believes any of the Collateral constitutes restricted securities within the meaning of any applicable securities laws, any disposition thereof in compliance with such laws shall not render the disposition commercially unreasonable.

         (e) Without in any way limiting the foregoing, each Debtor hereby grants to the Secured Creditors a royalty-free irrevocable license and right to use all of such Debtor's patents, patent applications, patent licenses, trademarks, trademark applications, trademark licenses, trade names, and similar intangibles in connection with any foreclosure or other realization by the Agent or the Secured Creditors on all or any part of the Collateral to the extent permitted by law. The license and right granted the Secured Creditors hereby shall be without any royalty or fee or charge whatsoever.

         (f) The powers conferred upon the Secured Creditors hereunder are solely to protect their interest in the Collateral and shall not impose on them any duty to exercise such powers. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equivalent to that which the Agent accords its own property, consisting of similar type assets, it being understood, however, that the Agent shall have no responsibility for ascertaining or taking any action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relating to any such Collateral, whether or not the Agent has or is deemed to have knowledge of such matters. This Agreement constitutes an assignment of rights only and not an assignment of any duties or obligations of the Debtors, or any of them, in any way related to the Collateral, and the Agent shall have no duty or obligation to discharge any such duty or obligation. The Agent shall have no responsibility for taking any necessary steps to preserve rights against any parties with respect to any Collateral or initiating any action to protect the Collateral against the possibility of a decline in market value. Neither any Secured Creditor nor any party acting as attorney for any Secured Creditor shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct.

         (g) Failure by the Agent to exercise any right, remedy or option under this Agreement or any other agreement between any Debtor and the Agent or provided by law, or delay by the Agent in exercising the same, shall not operate as a waiver; and no waiver shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated. Neither any Secured Creditor, nor any party acting as attorney for any Secured Creditor, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct. The rights and remedies of the Secured Creditors under this Agreement shall be cumulative and not exclusive of any other right or remedy which any Secured Creditor may have. For purposes of this Agreement, an Event of Default shall be construed as continuing after its occurrence until the same is waived in writing by the Agent.

         Section 11. Application of Proceeds. The proceeds and avails of the Collateral at any time received by the Agent upon the occurrence and during the continuation of any Event of Default shall, when received by the Agent in cash or its equivalent, be applied by the Agent in reduction of, or held as collateral security for, the Obligations in accordance with the terms of the Credit Agreement. The Debtors shall remain liable to the Secured Creditors for any deficiency.

Any surplus remaining after the full payment and satisfaction of the Obligations shall be returned to the Borrower, as agent for the Debtors, or to whomsoever the Agent reasonably determines is lawfully entitled thereto.

         Section 12. Continuing Agreement. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Obligations, both for principal and interest, have been fully paid and satisfied and the commitments of the Lenders to extend credit to or for the account of the Borrower under the Credit Agreement have expired or otherwise terminated. Upon such termination of this Agreement, the Agent shall, upon the request and at the expense of the Debtors, forthwith release its security interest hereunder.

         Section 13. The Agent. In acting under or by virtue of this Agreement, the Agent shall be entitled to all the rights, authority, privileges, and immunities provided in the Credit Agreement, all of which provisions of said Credit Agreement (including, without limitation, Section 11 thereof) are incorporated by reference herein with the same force and effect as if set forth herein in their entirety. The Agent hereby disclaims any representation or warranty to the other Secured Creditors or any other holders of the Obligations concerning the perfection of the liens and security interests granted hereunder or in the value of any of the Collateral.

         Section 14. Primary Security; Obligations Absolute. The lien and security interest herein created and provided for stand as direct and primary security for the Obligations of the Borrower as well as for any of the other Obligations secured hereby. No application of any sums received by the Secured Creditors in respect of the Collateral or any disposition thereof to the reduction of the Obligations or any part thereof shall in any manner entitle any Debtor to any right, title or interest in or to the Obligations or any collateral or security therefor, whether by subrogation or otherwise, unless and until all Obligations have been fully paid and satisfied and all agreements of the Secured Creditors to extend credit to or for the account of each Debtor have expired or otherwise have been terminated. Each Debtor acknowledges that the lien and security interest hereby created and provided are absolute and unconditional and shall not in any manner be affected or impaired by any acts of omissions whatsoever of any Secured Creditor or any other holder of any Obligations, and without limiting the generality of the foregoing, the lien and security interest hereof shall not be impaired by any acceptance by the Secured Creditors or any other holder of any Obligations of any other security for or guarantors upon any of the Obligations or by any failure, neglect or omission on the part of any Secured Creditor or any other holder of any Obligations to realize upon or protect any of the Obligations or any collateral or security therefor. The lien and security interest hereof shall not in any manner be impaired or affected by (and the Secured Creditors, without notice to anyone, are hereby authorized to make from time to time) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Obligations or of any collateral or security therefor, or of any guaranty thereof, or of any instrument or agreement setting forth the terms and conditions pertaining to any of the foregoing. The Secured Creditors may at their discretion at any time grant credit to any Debtor without notice to the other Debtors in such amounts and on such terms as the Secured Creditors may elect (all of such to constitute additional Obligations hereby secured) without in any manner impairing the lien and security interest created and provided for herein. In order to realize hereon and to exercise the rights granted the Secured Creditors hereunder and under applicable law, there shall be no obligation on the part of any Secured Creditor or any other holder of any Obligations at any time to first resort for payment to any one or more Debtors or to any guaranty of the Obligations or any portion thereof or to resort to any other collateral, security, property, liens or any other rights or remedies whatsoever, and the Secured Creditors shall have the right to enforce this Agreement against any Debtor or any of its Collateral irrespective of whether or not other proceedings or steps seeking resort to or realization upon or from any of the foregoing are pending.

          Section 15. Miscellaneous. (a) This Agreement cannot be changed or terminated orally. This Agreement shall create a continuing lien on and security interest in the Collateral and shall be binding upon each Debtor, its successors and assigns and shall inure, together with the rights and remedies of the Secured Creditors hereunder, to the benefit of the Secured Creditors and their successors and permitted assigns; provided, however, that no Debtor may assign its rights or delegate its duties hereunder without the Agent's prior written consent. Without limiting the generality of the foregoing, and subject to the provisions of the Credit Agreement, any Lender may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise.

         (b) All notices and other communications provided for hereunder shall be given in the manner provided in and otherwise in accordance with the terms of
Section 13.8 of the Credit Agreement, provided that any notice to a Debtor other than the Borrower shall be sent in care of the Borrower in the same manner as notices to the Borrower under the Credit Agreement.

         (c) No Lender shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure or other realization upon any Collateral subject to this Agreement or for the execution of any trust or power hereof or for the appointment of a receiver, or for the enforcement of any other remedy under or upon this Agreement; it being understood and intended that no one or more of the Lenders shall have any right in any manner whatsoever to affect, disturb or prejudice the lien and security interest of this Agreement by its or their action or to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the Agent in the manner herein provided for the benefit of the Secured Creditors.

         (d) In the event and to the extent that any provision hereof shall be deemed to be invalid or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall to such extent be construed as not containing such provision, but only as to such locations where such law or interpretation is operative, and the invalidity or unenforceability of such provision shall not affect the validity of any remaining provisions hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect. Without limiting the generality of the foregoing, in the event that this Agreement shall be deemed to be invalid or otherwise unenforceable with respect to any Debtor, such invalidity or unenforceability shall not affect the validity of this Agreement with respect to the other Debtors.

         (e) In the event the Secured Creditors shall at any time in their discretion permit a substitution of Debtors hereunder or a party shall wish to become a Debtor hereunder, such substituted or additional Debtor shall, upon executing an agreement in the form attached hereto as Schedule F, become a party hereto and be bound by all the terms and conditions hereof to the same extent as though such Debtor had originally executed this Agreement and, in the case of a substitution, in lieu of the Debtor being replaced. Any such agreement shall contain information as to such Debtor necessary to update Schedule A, B, C, D, and E hereto with respect to it. No such substitution shall be effective absent the written consent of the Agent nor shall it in any manner affect the obligations of the other Debtors hereunder.

         (f) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each constituting an original, but all together one and the same instrument. Each Debtor acknowledges that this Agreement is and shall be effective upon its execution and delivery by such Debtor to the Agent, and it shall not be necessary for the Agent to execute this Agreement or any other acceptance hereof or otherwise to signify or express its acceptance hereof.

         (g) This Agreement shall be deemed to have been made in the State of Illinois and shall be governed by, and construed in accordance with, the laws of the State of Illinois. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

         (h) Each Debtor hereby submits to the non-exclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois state court sitting in the City of Chicago, Illinois, for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Debtor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient form. EACH DEBTOR AND, BY ACCEPTING THE BENEFITS OF THIS AGREEMENT, EACH SECURED CREDITOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         (i) Termination; Release. At such time as the Commitments are terminated, all Letters of Credit have expired or have been cash collateralized and the principal and interest on the Notes and all other Obligations of the Parent, the Borrower or any Subsidiary under the Credit Agreement and the other Loan Documents, including without limitation all Hedging Liability, shall have been paid in full, this Agreement shall terminate (except for provisions that by their terms survive such termination). Upon such termination, the Agent, at the expense of the Debtors, shall take such actions as are appropriate and reasonably requested by the Debtors in connection therewith to evidence such termination. Upon any disposition of Collateral by any Debtor permitted under the Credit Agreement, such Collateral shall be sold or otherwise disposed of free and clear of the Lien created by the Collateral Documents and the obligations of this Agreement and the Agent, at the expense of the Debtors, shall take such actions as are appropriate and reasonably requested by the Debtors in connection therewith.

                           [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, each Debtor has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                    "DEBTORS"

                    FLORISTS' TRANSWORLD DELIVERY, INC.


                    By
                       Name
                           --------------------------------------------------
                       Title
                            -------------------------------------------------

                    IOS BRANDS CORPORATION


                    By
                       Name
                           --------------------------------------------------
                       Title
                            -------------------------------------------------

                    VALUE NETWORK SERVICE, INC.


                    By
                       Name
                           --------------------------------------------------
                       Title
                            -------------------------------------------------

                    FTD HOLDINGS, INCORPORATED


                    By
                       Name
                           --------------------------------------------------
                       Title
                            -------------------------------------------------


                    By
                       Name
                           --------------------------------------------------
                       Title
                            -------------------------------------------------

                    FTD INTERNATIONAL CORPORATION


                    By
                       Name
                           --------------------------------------------------
                       Title
                            -------------------------------------------------

                    RENAISSANCE GREETING CARDS, INC.


                    By
                       Name
                           --------------------------------------------------
                       Title
                            -------------------------------------------------



         Accepted and agreed to in Chicago, Illinois, as of the date first above written.

                    HARRIS TRUST AND SAVINGS BANK, as Agent


                    By
                       Name
                           --------------------------------------------------
                       Title
                            -------------------------------------------------

                        SCHEDULE A TO SECURITY AGREEMENT



                                    LOCATIONS



                                                                                     ADDITIONAL PLACES OF
                                                                                          BUSINESS AND
                NAME OF DEBTOR                    CHIEF EXECUTIVE OFFICE             COLLATERAL LOCATIONS
                --------------                    ----------------------             --------------------
        IOS Brands Corporation          3113 Woodcreek Drive                         None
        (Delaware 2328319)              Downers Grove, Illinois  60515

        Florists' Transworld            3113 Woodcreek Drive                         None
        Delivery, Inc.                  Downers Grove, Illinois  60515
        (Michigan 195-978)

        Value Network Service, Inc.     3113 Woodcreek Drive                         None
        (Delaware 3070831)              Downers Grove, Illinois  60515

        FTD Holdings, Incorporated      3113 Woodcreek Drive                         None
        (Delaware 2291883)              Downers Grove, Illinois  60515

        FTD International Corporation   3113 Woodcreek Drive                         None
        (Delaware 3160529)              Downers Grove, Illinois  60515

        Renaissance Greeting Cards,     3113 Woodcreek Drive                         10 Renaissance Way
        Inc.                            Downers Grove, Illinois  60515               Sanford, ME 04073
        (Maine 19930532D)
                                                                                     993 Bar Harbor Road
                                                                                     Trenton, ME 04605


                        SCHEDULE B TO SECURITY AGREEMENT


                                   OTHER NAMES

A. PRIOR LEGAL NAMES

Name of Debtor

IOS Brands Corporation                        FTD Corporation

Florists' Transworld Delivery, Inc.           No change in the last five years

Value Network Service, Inc.                   No change in the last five years

FTD Holdings, Incorporated                    No change in the last five years

FTD International Corporation                 No change in the last five years

Renaissance Greeting Cards, Inc.              No change in last five years




B. TRADE NAMES

[Please see Schedule C for additional Trade Names, if any]

IOS Brands Corporation                        IOS

Florists' Transworld Delivery, Inc.           FTD

Value Network Service, Inc.                   VNS

FTD Holdings, Incorporated                    None

FTD International Corporation                 None

Renaissance Greeting Cards, Inc.              Renaissance

                        SCHEDULE C TO SECURITY AGREEMENT


                          INTELLECTUAL PROPERTY RIGHTS


                 NAME OF DEBTOR

           IOS Brands Corporation                               See attached.

           Florists' Transworld Delivery,                       See attached.
           Inc.

           Value Network Service, Inc.                          See attached.

           FTD Holdings, Incorporated                           See attached.

           FTD International Corporation                        See attached.

           Renaissance Greeting Cards, Inc.                     See attached.

                        SCHEDULE D TO SECURITY AGREEMENT


                         REAL ESTATE LEGAL DESCRIPTIONS

Debtor

Florists' Transworld Delivery, Inc.

Legal Description

File No.: CC201388

LOTS 1 AND 2 IN ESCHEM SUBDIVISION OF LOT 7 IN THE WOODCREEK BUSINESS PARK, BEING A SUBDIVISION OF LOT 7 IN WOODCREEK BUSINESS PARK RESUBDIVISION OF LOTS 1 THROUGH 14 AND VACATED EDGEBROOK PLACE, ALL IN WOODCREEK BUSINESS PARK, BEING A SUBDIVISION OF PARTS OF SECTIONS 25 AND 36, TOWNSHIP 39 NORTH, RANGE 10, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT OF SAID ESCHEM SUBDIVISION OF LOT 7 IN THE WOODCREEK BUSINESS PARK, RECORDED OCTOBER 22, 1985 AS DOCUMENT R85-91342 AND CERTIFICATE OF CORRECTION RECORDED DECEMBER 2, 1985 AS DOCUMENT R85-105018, IN DUPAGE COUNTY, ILLINOIS.

                        SCHEDULE E TO SECURITY AGREEMENT


                        INVESTMENT PROPERTY AND DEPOSITS


A. INVESTMENT PROPERTY
Name of Debtor

IOS Brands Corporation                              None

Florists' Transworld Delivery, Inc.                 Holds a 33% interest in Interflora, Inc.

                                                    Holds Banc One account #51-152961 which owns:
                                                          10 shares of Gerald Stevens Inc
                                                          10 shares of 1 800 FLOWERS.COM
                                                          10 shares of Peapod Inc.
                                                          10 shares of Sun Cut Floral Network Inc.
                                                          10 shares of USA Floral Prods Inc.

Value Network Service, Inc.                         None

FTD Holdings, Incorporated                          None

FTD International Corporation                       None

Renaissance Greeting Cards, Inc.                    None



B.  DEPOSITS

Name of Debtor
IOS Brands Corporation                              None

Florists' Transworld Delivery, Inc.                 Michigan National Bank #6800002799
                                                    Michigan National Bank #6800002807
                                                    Harris Insight Funds #25611
                                                    Bank One #5490871
                                                    Bank One #0000180143
                                                    Bank One #0000415306
                                                    Firstar Bank #1005036817
                                                    Firstar Bank #3500720739
                                                    Firstar Bank #3500720663
                                                    Bank of Montreal #0001258238
                                                    Toronto Dominion #2930514801



Value Network Service, Inc.                         Bank One #1031277
                                                    Key Bank #359681037628
                                                    Key Bank #359681037636
                                                    Key Bank #440993502184
                                                    Key Bank #440993502192
                                                    Michigan National Bank #6856295552
                                                    Bank of Montreal #00181042778

FTD Holdings, Incorporated                          None

FTD International Corporation                       None

Renaissance Greeting Cards, Inc.                    Fleet Bank #9353740662, #9439937546, #9354137128
                                                    First National Bank of Bar Harbor #85135659



                                   SCHEDULE F


                 ASSUMPTION AND SUPPLEMENTAL SECURITY AGREEMENT

         THIS ASSUMPTION AND SUPPLEMENTAL SECURITY AGREEMENT (this "Agreement") dated as of this _____ day of _____________, 20__ from [NEW DEBTOR], a _______________ CORPORATION/LIMITED LIABILITY COMPANY/PARTNERSHIP (the "New Debtor"), to Harris Trust and Savings Bank ("HTSB"), as agent for the Secured Creditors (defined in the Security Agreement hereinafter identified and defined) (HTSB acting as such agent and any successor or successors to HTSB in such capacity being hereinafter referred to as the "Agent");


                             PRELIMINARY STATEMENTS

          A. Florists' Transworld Delivery, Inc. (the "Borrower") and certain other parties have executed and delivered to the Agent that certain Security Agreement dated as of September 27, 2001 (such Security Agreement, as the same may from time to time be amended, modified, or restated, including supplements thereto which add additional parties as Debtors thereunder, being hereinafter referred to as the "Security Agreement"), pursuant to which such parties (the "Existing Debtors") have granted to the Agent for the benefit of the Secured Creditors a lien on and security interest in each such Existing Debtor's Collateral (as such term is defined in the Security Agreement) to secure the Obligations (as such term is defined in the Security Agreement).

          B. The Borrower provides the New Debtor with substantial financial, managerial, administrative, and technical support and the New Debtor will directly and substantially benefit from credit and other financial accommodations extended and to be extended by the Secured Creditors to the Borrower.

         NOW, THEREFORE, FOR VALUE RECEIVED, and in consideration of advances made or to be made, or credit accommodations given or to be given, to the Borrower by the Secured Creditors from time to time, the New Debtor hereby agrees as follows:

          1. The New Debtor acknowledges and agrees that it shall become a "Debtor" party to the Security Agreement effective upon the date the New Debtor's execution of this Agreement and the delivery of this Agreement to the Agent, and that upon such execution and delivery, all references in the Security Agreement to the terms "Debtor" or "Debtors" shall be deemed to include the New Debtor. Without limiting the generality of the foregoing, the New Debtor hereby repeats and reaffirms all grants (including the grant of a lien and security interest), covenants, agreements, representations and warranties contained in the Security Agreement as amended hereby, each and all of which are and shall remain applicable to the Collateral from time to time owned by the New Debtor or in which the New Debtor from time to time has any rights. Without limiting the foregoing, in order to secure payment of the Obligations, whether now existing or hereafter arising, the New Debtor does hereby grant to the Agent for the benefit of itself and the other Secured Creditors, and hereby agrees that the Agent has and shall continue to have for the benefit of itself and the other Secured Creditors a continuing lien on and security interest in, among other things, all of the New Debtor's Collateral (as such term is defined in the Security Agreement), including, without limitation, all of the New Debtor's Receivables, General Intangibles, Inventory, Equipment, Investment Property, and all of the other Collateral described in Section 2 of the Security Agreement, each and all of such granting clauses being incorporated herein by reference with the same force and effect as if set forth in their entirety except that all references in such clauses to the Existing Debtors or any of them shall be deemed to include references to the New Debtor. Nothing contained herein shall in any manner impair the priority of the liens and security interests heretofore granted in favor of the Agent under the Security Agreement.

          2. Schedules A (Locations), Schedule B (Other Names), Schedule C (Intellectual Property Rights), Schedule D (Real Estate), and Schedule E (Investment Property and Deposits) to the Security Agreement shall be supplemented by the information stated below with respect to the New Debtor:




                                              SUPPLEMENT TO SCHEDULE A

    NAME OF DEBTOR (AND STATE OF                                                ADDITIONAL PLACES OF BUSINESS AND
   ORGANIZATION AND ORGANIZATIONAL      CHIEF EXECUTIVE OFFICE (AND NAME OF     COLLATERAL LOCATIONS (AND NAME OF
        REGISTRATION NUMBER)              RECORD OWNER OF SUCH LOCATION)         RECORD OWNER OF SUCH LOCATIONS)

       ----------------------                -------------------------               -----------------------

       ----------------------                -------------------------               -----------------------



                                                   SUPPLEMENT TO SCHEDULE B

                       NAME OF DEBTOR                           PRIOR LEGAL NAMES AND TRADE NAMES OF
                                                                            SUCH DEBTOR

            ------------------------------------                  -------------------------------



                                                     SUPPLEMENT TO SCHEDULE C

                                                   INTELLECTUAL PROPERTY RIGHTS

                                               ----------------------------------

                                               ----------------------------------



                            SUPPLEMENT TO SCHEDULE D

                         REAL ESTATE LEGAL DESCRIPTIONS

                       ----------------------------------

                       ----------------------------------



                            SUPPLEMENT TO SCHEDULE E

                        INVESTMENT PROPERTY AND DEPOSITS

                            -------------------------

                            -------------------------

          3. The New Debtor hereby acknowledges and agrees that the Obligations are secured by all of the Collateral according to, and otherwise on and subject to, the terms and conditions of the Security Agreement to the same extent and with the same force and effect as if the New Debtor had originally been one of the Existing Debtors under the Security Agreement and had originally executed the same as such an Existing Debtor.

          4. All capitalized terms used in this Agreement without definition shall have the same meaning herein as such terms have in the Security Agreement, except that any reference to the term "Debtor" or "Debtors" and any provision of the Security Agreement providing meaning to such term shall be deemed a reference to the Existing Debtors and the New Debtor. Except as specifically modified hereby, all of the terms and conditions of the Security Agreement shall stand and remain unchanged and in full force and effect.

          5. The New Debtor agrees to execute and deliver such further instruments and documents and do such further acts and things as the Agent may deem necessary or proper to carry out more effectively the purposes of this Agreement.

          6. No reference to this Agreement need be made in the Security Agreement or in any other document or instrument making reference to the Security Agreement, any reference to the Security Agreement in any of such to be deemed a reference to the Security Agreement as modified hereby.

          7. This Agreement shall be governed by and construed in accordance with the State of Illinois (without regard to principles of conflicts of law).

                         [INSERT NAME OF NEW DEBTOR]



                         By
                          Name
                              --------------------------------------------------
                          Title
                               -------------------------------------------------


         Accepted and agreed to as of the date first above written.

                         HARRIS TRUST AND SAVINGS BANK, as Agent



                         By
                          Name
                              --------------------------------------------------

                          Title
                               -------------------------------------------------